SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

THE MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6026	31-0742526
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

7000 Midland Boulevard, Amelia, Ohio 45102-2607

(Address of principal executive offices) (Zip Code)

(513) 943-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 15, 2007, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On February 15, 2007, the Registrant also distributed the attached information titled “Supplemental Financial Information” and “Supplemental Financial Information by Segment.” Copies of the Supplemental Financial Information and Supplemental Financial Information by Segment are furnished as Exhibits 99.2 and 99.3, respectively, to this report and are incorporated herein by reference. All exhibits have been posted on “www.midlandcompany.com.”

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1 – Press release dated February 15, 2007

99.2 – Supplemental Financial Information dated February 15, 2007

99.3 – Supplemental Financial Information by Segment dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDLAND COMPANY

Date: February 15, 2007	By:	/s/ W. Todd Gray
W. Todd Gray
Executive Vice President and Chief Financial Officer